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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 1, 1997

              Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                   333-27355                    13-3526694
(State or Other Jurisdiction    (Commission File              (I.R.S. Employer
     of Incorporation)               Number)                 Identification No.)

         One New York Plaza                                         10292
         New York, New York                                      (Zip Code)
(Address of Principal Executive Offices)

        Registrant's telephone number, including area code (212) 214-7435

                                    No Change
          (Former name or former address, if changed since last report)

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         Item 5.  Other Events

         In connection with the offering of Emergent Home Equity Loan Trust 1997-4, Emergent Home Equity Loan Asset-Backed Notes, Series 1997-4, Prudential Securities Incorporated, as underwriter, has furnished to certain prospective investors certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter (the "Related Computational Materials").

         Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).


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                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                           PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, as Depositor and on behalf of Emergent Home Equity Loan Trust 1997-4

                           By: /s/ Norman Chaleff
                               ------------------------------
                               Name:  Norman Chaleff
                               Title: Vice President

Date:  December 2, 1997


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                                  EXHIBIT INDEX

Exhibit No.           Description                                 Page No.
-----------           -----------                                 --------
99.1                  Related Computational Materials (as             6
                      defined in Item 5 above).


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